Exhibit 10.51

Pursuant to Item 601(b)(10) of Regulation S-K, certain information contained in this document, marked by brackets as [***], has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publically disclosed.

AMENDMENT NO. 15 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Amendment No. 15 to the Design and Development Agreement (Step2) (“Amendment”) is entered into as of the date of last signature below by and between HAPSMobile Inc. (“HAPSMobile”) and AeroVironment, Inc. (“AV”, and collectively with HAPSMobile, the “Parties”) to amend the Design and Development Agreement (Step2) made as of December 27, 2017 (as amended by Amendment No.1 as of March 30, 2018, Amendment No.2 as of June 25, 2018, Amendment No.3 as of August 28, 2018, Amendment No.4 as of December 5, 2018, Amendment No.5 as of March 19, 2019, Amendment No.6 as of March 29, 2019, Amendment No.7 as of April 24, 2019, Amendment No.8 as of June 20, 2019 and Amendment No.9 as of December 2, 2019, Amendment No. 10 as of January 24, Amendment No.11 as of April 30, 2020, Amendment No.12 as of September 21, 2020, Amendment No.13 as of October 28, 2020, and Amendment No.14 as of January 11, 2021 between HAPSMobile and AV) (collectively, the “DDA”).

Background

A

The Parties have implemented Design and Development for Step2 (“DDA-Step2”), and major key objective of DDA-Step2 has been achieved (“Design and develop solar powered stratospheric UAV”, “Build two set of prototype solar powered stratospheric UAV (“Prototype Aircraft”)”, “Successful completion of stratospheric altitude flight capability demonstration and mobile telecommunication call test by the payload on such vehicle (“High Altitude Touch Trial”)”), but not all milestones of the Agreement have been completed;

B.

As of the date hereof, SoftBank and AV are entering into a Master Services Agreement (the “MSA”), setting forth the terms and conditions pursuant to which SoftBank and AV will continue to collaborate on certain matters related to the design and development of the Solar HAPS developed under the DDA; and

C.	The Parties desire to enter into this Amendment to reflect their agreement to terminate the DDA pursuant to the terms and conditions herein contained.

NOW, THEREFORE, the Parties agree as follows:

Agreements

1.  Termination. The Parties hereby agree that the DDA is terminated, notwithstanding Section 12 or Section 1.10 to Attachment F of the DDA, effective as of March 31, 2021. The Parties acknowledge and agree that that AV began its work on the ramp down of STEP2 Program (the “Work”) on April 1, 2021, which ramp down period shall be a maximum of 60 days ending May 30, 2021. The Statement of Work for the ramp down period is attached hereto as Attachment A (the “Ramp Down Statement of Work”) and the Parties agree that AV shall be paid for the Work performed under the Ramp Down Statement of Work as indicated herein. In the event that the MSA is executed and the first Order under the MSA is executed prior to the end of the ramp down period, AV shall cease all Work under the Ramp Down Statement of Work and the ramp down period will be considered ended upon the execution of the first Order under the MSA. The Parties agree that AV shall be paid for all of its Incurred Costs (as defined in the DDA) during the ramp down period for Work performed under the Ramp Down Statement of Work, which costs shall specifically include costs related AV’s keeping the personnel working on the Solar

[***] Information has been omitted pursuant to Item 601(b)(10) of Regulation S-K.

HAPS program employed during the ramp down period contemplated by this Amendment in order to be able to support beginning work under the MSA upon the anticipated execution of the MSA and the costs associated to any open purchase orders for the remaining subcontractors and vendors. AV shall provide HAPSMobile with an invoice for its Incurred Costs for its Work performed under the Ramp Down Statement of Work during the ramp down period with supporting Incurred Costs Documentation within 4 Business Days after the end of May 2021, and HAPSMobile agrees to pay such final invoice within the same month of the invoice receipt.

2. No further Work to be executed. The Parties hereby agree that notwithstanding the provision of Section 12 or Section 1.10 to Attachment F of the DDA, no work for Program ramp down will be required and performed after the ramp down period described in Section 1 of this Amendment, based upon the ground that all Work for the continuity of the Program for the period after the ramp down period contemplated by this Amendment will be covered by MSA as referred in the preamble above.

3. No other terms and conditions of the DDA are modified hereby and all articles of the DDA subject to survival under Article 19.3 of the DDA shall survive the termination of the DDA as provided in such articles. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the DDA. This Amendment may only be modified or amended by a written document executed by the parties hereto.

[SIGNATURE PAGE APPEARS BELOW]

[***] Information has been omitted pursuant to Item 601(b)(10) of Regulation S-K.

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

SIGNED for and on behalf of HAPSMobile Inc.	SIGNED for and on behalf of AeroVironment, Inc.

By: /s/ Junichi Miyakawa	By: /s/ Wahid Nawabi
Name: Junichi Miyakawa	Name: Wahid Nawabi
Title: President & CEO	Title: President and CEO
Date: May 29, 2021	Date: May 29, 2021

[***] Information has been omitted pursuant to Item 601(b)(10) of Regulation S-K.

ATTACHMENT A

RAMP DOWN STATEMENT OF WORK

A)	Scope

Purpose

AeroVironment (AV) will commence wind-down of the Step 2 program as defined in the Design and Development Agreement (DDA) and secure all documents, data and hardware for future program startup for the Sunglider Unmanned Aircraft System (UAS).

Scope

This Statement of Work (SOW) defines the tasks and associated effort for AV to execute in support of administratively wind down the Sunglider Step 2 program over a maximum of 60 days.

B)	Services
0.	SUNGLIDER PROTOTYPE

9. [***]

9.1. Bill of Materials [***]

Objective: [***];

Task Description: AeroVironment shall perform the following tasks as a part of this element:

•	[***].

Exit Criteria:

•	Completion of all work within this SOW; or
•	Re-engagement of AeroVironment under a new Work Order.

Deliverables:

•	None

9.2. Data Package

Objective: [***];

Task Description: AeroVironment shall perform the following tasks as a part of this element:

•	[***].

Exit Criteria:

•	Completion of all work within this SOW; or
•	Re-engagement of AeroVironment under a new Work Order.

Deliverables:

•	None

[***] Information has been omitted pursuant to Item 601(b)(10) of Regulation S-K.

9.3. Contractual tie-off

Objective: [***];

Task Description: AeroVironment shall perform the following tasks as a part of this element:

•	[***].

Exit Criteria:

•	Completion of all work within this SOW; or
•	Re-engagement of AeroVironment under a new Work Order.

Deliverables:

•	None

[***] Information has been omitted pursuant to Item 601(b)(10) of Regulation S-K.